MARKETABLE SECURITIES (Schedule of amortized cost and fair value of available-for-sale marketable securities) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Amortized cost
Due within one year	$ 285,012	$ 304,597
Due between one and four years	327,687	238,367
Amortized cost	612,699	542,964
Fair value
Due within one year	283,016	301,101
Due between one and four years	324,548	227,748
Fair value	$ 607,564	$ 528,849